UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2009

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133895	16-1732152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Connecticut Avenue

Norwalk, Connecticut 06850

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 1, 2009, Affinion Group, Inc. (the “Company”) issued a press release announcing a proposed private placement by the Company of $125.0 million in the aggregate principal amount of 10 1/8% Senior Notes due 2013. The Company’s press release announcing the private placement is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report shall not constitute an offer to sell or a solicitation of an offer to purchase any notes and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Note: The information contained under Item 7.01 in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, “Non-controlling Interests in Consolidated Financial Statements-an amendment of ARB No. 51” (“SFAS No. 160”). For consolidated subsidiaries that are less than wholly owned, the third-party holdings of equity interests are referred to as non-controlling interests. The portion of net income attributable to non-controlling interests for such subsidiaries is presented as net income applicable to non-controlling interests on the consolidated statements of operations, and the portion of stockholder’s equity of such subsidiaries is presented as non-controlling interests on the consolidated balance sheets. The adoption of SFAS No. 160 did not have a material impact on the Company’s financial condition, results of operations or cash flows. However, it did impact the presentation and disclosure of non-controlling (minority) interests in the Company’s consolidated financial statements. As a result of the retrospective presentation and disclosure requirements of SFAS No. 160, the Company will be required to reflect the change in presentation and disclosure for all periods presented in future filings with the Securities and Exchange Commission.

The principal effect on the Company’s consolidated balance sheets included in its Annual Report on Form 10-K for the year ended December 31, 2008 related to the adoption of SFAS No. 160 is summarized as follows (in millions):

	December 31,
	2008	2007
Stockholder’s deficit, as previously reported	$(547.2)	$(405.5)
Decrease for SFAS No. 160 reclass of non-controlling interest	0.7	0.6

Stockholder’s deficit, as adjusted	$(546.5)	$(404.9)

SFAS No. 160 also requires that the Company’s net income (loss) be adjusted to include the net income (loss) attributable to the non-controlling interest, and a new separate caption for net income (loss) attributable to Affinion Group, Inc. be presented on the consolidated statement of operations. The principal effect on the Company’s consolidated statements of operations included in its Annual Report on Form 10-K for the year ended December 31, 2008 related to the adoption of SFAS No. 160 is summarized as follows (in millions):

	For the Year Ended December 31,
	2008	2007	2006
Net loss, as reported	$(88.7)	$(191.1)	$(438.2)
Adjusted to include net income attributed to non-controlling interest per SFAS No. 160	0.7	0.3	0.3

Net loss, as adjusted	(88.0)	(190.8)	(437.9)
Net income attributable to non-controlling interest	(0.7)	(0.3)	(0.3)

Net loss attributable to Affinion Group, Inc.	$(88.7)	$(191.1)	$(438.2)

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
99.1	Press release dated June 1, 2009 issued by Affinion Group, Inc. announcing proposed private placement of senior notes.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP, INC.

Date: June 1, 2009	By:	/s/ Leonard P. Ciriello
	Name:	Leonard P. Ciriello
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated June 1, 2009 issued by Affinion Group, Inc. announcing proposed private placement of senior notes.

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